UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 24, 2023

Date of Report (Date of earliest event reported)

Williams Rowland Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40659	86-2603800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Post Road East Westport, CT	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 353-7610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	WRACU	NYSE American LLC
Common Stock, par value $0.0001 per share	WRAC	NYSE American LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRACW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders of Williams Rowland Acquisition Corp. (the “Company”) held on July 24, 2023 at 4:00 p.m. (the “Special Meeting”), the Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on July 24, 2023 (the “Charter Amendment”), that (i) gives the Company the right to extend the date by which Williams Rowland has to consummate a business combination up to eight (8) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from July 29, 2023 to March 29, 2024 (such date actually extended being referred to as the “Extended Termination Date”) and (ii) removed from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 upon consummation of a Business Combination (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”). The Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 24, 2023, the Company held the Special Meeting. On June 30, 2023, the record date for the Special Meeting, there were 9,216,135 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 8,213,097 shares of common stock of the Company or 89.12% of the shares entitled to vote at the Special Meeting were represented in person or by proxy. Stockholders voted on the Extension Amendment and on the Redemption Limitation Amendment. The results of voting on the two agenda items voted on at the Special Meeting were as follows (there were no brokernon-votes on either proposal):

1. Extension Amendment

Stockholders approved the Extension Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,010,569	202,528	0

2. Redemption Limitation Amendment

Stockholders approved the Redemption Limitation Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
8,107,055	106,031	11

Item 8.01. Other Events.

In connection with the vote on the Extension Amendment and the Redemption Limitation Amendment at the Special Meeting, a total of 868,870 shares of common stock were submitted for redemption.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023

WILLIAMS ROWLAND ACQUISITION CORP.

By:	/s/ David B. Williams
Name:	David B. Williams
Title:	Chief Executive Officer

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